                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                  May 24, 2005

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

           RHODE ISLAND                                                   05-0318215
          (STATE OR OTHER JURISDICTION OF               (IRS EMPLOYER IDENTIFICATION
          INCORPORATION OR ORGANIZATION)                NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 24, 2005, Astro-Med, Inc. (the "Company") issued a press release in which
it  disclosed   unaudited   financial   information  related  to  first  quarter
consolidated   earnings.   A  copy  of  the  press  release   relating  to  such
announcement,  dated May 24,  2005,  is attached  hereto as Exhibit  99.1 and is incorporated  herein by reference.

This  information  shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

Exhibit no.       Exhibit
99.1              Press Release dated May 24, 2005

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: May 24, 2005                                   ASTRO-MED, INC.

                                    By:      s/ Joseph P. O'Connell
                                        ---------------------------------------
                                                Joseph P. O'Connell
                                                Vice President, Treasurer and
                                                Chief Financial Officer

                                INDEX TO EXHIBITS

          Exhibit No.                       Exhibit
          -----------                       -------

          99.1                              Press Release Dated May 24, 2005